FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported) February 18, 2005
                                                         ----------------

                  ACROSS AMERICA REAL ESTATE DEVELOPMENT CORP.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


   Colorado                   000-50764                     20-0003432
---------------              ----------              --------------------------
(State or other              (Commission             (IRS Employer File Number)
jurisdiction of              File No.)
incorporation)


              1440 Blake Street, Suite 310, Denver, Colorado 80202
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (303) 468-3974
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Across America Real Estate Development Corp. and its subsidiaries.

Item 7.01
Regulation FD Disclosure
-------------------------------
                     Across America Real Estate Development
                       Closes on Belle Creek Carwash Site

Denver, Colo. February 17, 2005 Across America Real Estate Development (AARD.PK) a national publicly traded company that is an investor partner offering 100% financing as well as equity for "small box" real estate projects announced today the closing of the land for a proposed express tunnel carwash site, to be known as Belle Creek Carwash. Other terms of the project have yet to be finalized. This site was purchased in the name of AARD-Belle Creek LLC, which is owned by a subsidiary of ours and the developer. The 1.09 acres is located on the northwest corner of 104th and US Highway 85 in Commerce City, CO. When completed the estimated cost of the project will be $1,830,000.

Alex Lagerborg, President and CEO of AARD, said "Across America Real Estate Development is excited to act as the financial partner on the Belle Creek Carwash. We believe that the property has a premier location with traffic of over 40,000 cars per day and growth of residential development around the site. Also, we view Highway 85 is the primary commuter route from Brighton to Denver and 104th connects Thornton to DIA. We are very glad to be involved in this project."


Contact:          Alexander V. Lagerborg
                  Across America Real Estate
                  303-468-3974 - voice
                  720-932-9397 - fax
                  alagerborg@aard.us


About Across America Real Estate Development

Across America Real Estate Development is a national, publicly traded company that is an investor partner focusing on 100% financing of build to suit projects and also seeking to be the low cost provider of financing for those transactions where a bank requires developer equity.

Forward-Looking Statements. All statements contained in this press release that are not statements of historical fact constitute "Forward-Looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act). Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from historical results or from any future results expressed or implied by such forward-looking statements. Readers are urged to consider statements that include the terms "believe," "belief," "expects," "plans," "anticipates," "intends" or the like to be uncertain and forward-looking. Forward-looking statements also include projections of financial performance, statements regarding management's plans and objectives and statements concerning any assumptions relating to the foregoing.

Additional information can be found at the Company's web site at www.aard.us. Copies may also be obtained by contacting Across America's offices at 303-468-3974. The company assumes no obligation to update the information in this press release.

                                    ---End---

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    Across America Real Estate Development Corp.




Dated: February 18, 2005                         By   /s/ Alexander V. Lagerborg
                                                      --------------------------
                                                         Alexander V. Lagerborg,
                                                         Chief Executive Officer